Exhibit 10.1

Loan Agreement

This Agreement is entered into today, the 12th day of April 2021 by and between Bannix Acquisition Corp., a company duly incorporated under the laws of Delaware with its office at 300 Tice Boulevard Suite 315, Woodcliff Lake, NJ 07677, hereinafter called “Borrower” of the FIRST PART

And

Seema Rao, residing at 18, Gina Way, Welcome Bay, Tauranga 3112, New Zealand hereinafter called “Lender” of the SECOND PART

WHEREAS the Borrower is desirous of availing and the lender is willing to extend, a loan.

NOW THEREFORE, in consideration of the mutual promises set forth below, the Borrower and the Lender agree as follows:

1. The Lender shall extend an interest free loan of US$270,000 to the Borrower.

2. The Borrower shall repay the same within 6 months from the date of this Agreement or issue shares/warrants against the same.

3. The Borrower has the right to prepay the loan to the Lender at any point in time without any prepayment fee.

4. In the event of a successful Offering, this loan need not be repaid.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement.

Bannix Acquisition Corp.		Seema Rao

Date:	April 12, 2021	Date:	April 12, 2021

Signature:	/s/	Signature:	/s/

Name:	Subash Menon

Designation:	CEO

Promissory Note Agreement

This Agreement is entered into today, the 12th day of April 2021 by and between Bannix Acquisition Corp., a company duly incorporated under the laws of Delaware with its office at 300 Tice Boulevard Suite 315, Woodcliff Lake, NJ 07677, hereinafter called “Borrower” of the FIRST PART

And

Suresh Yezhuvath, residing at Flat No. 108, Al Nabooda B Block, Oud Mehta, Dubai hereinafter called “Lender” of the SECOND PART

WHEREAS the Borrower is desirous of availing and the lender is willing to extend, a loan in the form of a promissory note.

NOW THEREFORE, in consideration of the mutual promises set forth below, the Borrower and the Lender agree as follows:

1.	The Lender shall extend an interest free loan of US$300,000 to the Borrower, in the form of a promissory note.

2.	The Borrower is permitted to draw down against this note as per their requirement and convenience.

3.	In the event of a successful Proposed Public Offering (as defined in the S-1 of the Borrower), the note will be repaid as follows:

a.	Against the amount of $300,000; 30,000 Private Placement Units will be issued.

4.	In the event of the Proposed Public Offering failing to materialize, the note will not be repayable by the Borrower and the same will be considered as capital contribution without any additional securities being issued.

5.	This agreement amends the agreement dated 15th February, 2021.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement.

Bannix Acquisition Corp.		Suresh Yezhuvath

Date:	April 12, 2021	Date:	April 12, 2021

Signature:	/s/	Signature:	/s/

Name:	Subash Menon

Designation:	CEO

Revised Loan Agreement

This Agreement is entered into today, the 30 th of August 2021 by and between Bannix Acquisition Corp., a company duly incorporated under the laws of Delaware with its office at 300, Tice Boulevard, Suite 315, Woodcliff Lake, NJ 07677, hereinafter called “Borrower” of the FIRST PART

and

Suresh Yezhuvath, residing at Flat No. 108, Al Naboodah Building, B Block, Oud Mehta, Dubai, UAE acting together and hereinafter called “Lender” of the SECOND PART

WHEREAS the Borrower has previously entered into a Loan Agreement with Lender.

WHEREAS, the parties wish to amend and restate the terms of this Loan Agreement.

NOW THEREFORE, in consideration of the mutual promises set forth below, the Borrower and the Lender agree as follows:

1.	The Lender shall extend an unsecured, interest free loan of up to $1,030,000.

2.	The Borrower is permitted to draw down up to $805,000 against this loan as per their requirement and convenience. The balance $225,000 may be drawn down only in the event of over-allotment and the consummation of a Business Combination (as such term is defined in the Registration Statement on Form S-1, as amended (the “S-1”) filed by the Borrower with the Securities and Exchange Commission.

3.	In the event of a successful Proposed Public Offering (as defined in the S-1 of the Borrower), the loan will be repaid/forfeited as follows:

a.	Against the first $730,000 of loan, 175,000 Private Placement Units will be issued.

b.	Against the next $75,000 of loan, 20,000 Private Placement Units will be issued if the over-allotment is exercised in full. If the underwriter for the Proposed Public Offering does not exercise its over-allotment option, this amount will be forgiven, not repaid and no securities will be issued against it. If the over-allotment option is partially exercised by the underwriter, the number of Private Placement Units to be issued will be equal to the whole number (rounded up) equal to 20,000 multiplied by a fraction, the numerator of which is the actual number of shares purchased by the underwriter in the over-allotment option and the denominator is 750,000. This lesser number of Private Placement Units will still be in full satisfaction of the $75,000 owed.

c.	The balance of $225,000 of loan will be forgiven and not repaid.

4.	In the event of the Proposed Public Offering failing to materialize, the loan will not be repayable by the Borrower and the same will be considered as a capital contribution without any additional securities being issued.

IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement.

For Bannix Acquisition Corp.

Date: August 30 , 2021

Signature:

Name:   Subash Menon

Designation: Chief Executive Officer

Signature:

Name:   Suresh Yezhuvath

Date: August 30 , 2021